Exhibit 10(a)

                             DECHERT PRICE & RHOADS
                              1500 K Street , N.W.
                                    Suite 500
                             Washington, D.C. 20005
                                 (202) 626-3300





                                January 14, 1997


Neuberger&Berman Advisers Management Trust
605 Third Avenue
Second Floor
New York, New York  10158-0006


                  Re:      Post-Effective Amendment No. 21 to the
                           Registration Statement on Form N-1A for
                           Neuberger&berman Advisers Management Trust (the "Trust")
                           (File Nos. 2-88566 and 811-4255)

Dear Sirs and Madams:

     We hereby  consent to the  reference  to our firm as counsel in each of the
Trust's  Prospectus  and  Statement  of  Additional   Information  contained  in
Post-Effective Amendment No. 21 to the Trust's Registration Statement.


                                             Very truly yours,



                                              /s/ Dechert Price & Rhoads